Exhibit 10.1


                           ADMINISTRATION AGREEMENT

         This ADMINISTRATION AGREEMENT, dated as of [ ] (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is by and among WHOLE AUTO LOAN TRUST [ ], a Delaware statutory trust (the "Issuer"), BEAR STEARNS INVESTMENT PRODUCTS INC., a New York corporation, as administrator (in such capacity, the "Administrator") and [ ], a [ ], not in its individual capacity but solely as Indenture Trustee (in such capacity, the "Indenture Trustee").

         WHEREAS, the Issuer is issuing the Notes pursuant to the Indenture and the Certificates pursuant to the Trust Agreement and has entered into certain agreements in connection therewith, including (i) the Sale and Servicing Agreement, (ii) the Note Depository Agreement and (iii) the Indenture (the Sale and Servicing Agreement, the Note Depository Agreement and the Indenture being referred to hereinafter collectively as the "Related Agreements");

         WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain duties of the Issuer and the Owner Trustee under the Related Agreements and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Definitions and Usage. Except as otherwise specified herein or as
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the context may otherwise require, capitalized terms used but not otherwise defined in this Agreement (including the recitals) are defined in Appendix A
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hereto, which also contains rules as to usage that shall be applicable herein.

         2. Duties of the Administrator. (a) Duties with Respect to the
            ---------------------------      --------------------------
Indenture and the Note Depository Agreement. (i) The Administrator agrees to
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perform all its duties as Administrator and the duties of the Issuer under the
Note Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Note Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Note Depository Agreement. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate Persons of, all such documents, reports, filings, instruments, certificates and opinions

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that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Note Depository Agreement. In furtherance of the foregoing, the Administrator shall take, in the name and on behalf of the Issuer, all appropriate action that is the duty of the Issuer to take, pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

              (A) the preparation of or obtaining of the documents and instruments required for execution of the Notes and delivery of the same to the Indenture Trustee for authentication (Section 2.2);

              (B) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.5);

              (C) the determination as to whether the requirements of UCC
         Section 8-405 are met and the preparation of an Issuer Request requesting the Indenture Trustee to authenticate and deliver replacement Notes in lieu of mutilated, destroyed, lost or stolen Notes (Section 2.6);

              (D) the determination of the expenses associated with the issuance of replacement Notes (Section 2.6(b));

              (E) the preparation, obtaining or filing of Issuer Requests, instruments, opinions and certificates and other documents required for the release of property from the lien of the Indenture (Section 2.10);

              (F) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency and delivery of such to the Indenture Trustee (Section 2.13);

              (G) the maintenance and notice of location of the office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes if the Indenture Trustee ceases to maintain such an office (Section 3.2);

              (H) the duty to cause newly appointed Note Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3(c));

              (I) the delivery of the Issuer Order to the Indenture Trustee to deposit monies with Note Paying Agents, if any, other than the Indenture Trustee (Section 3.3(d));

              (J) the delivery of an Issuer Request for publication and notification of unclaimed amounts (Section 3.3(e));

              (K) the maintenance of the Trust's status as a business trust and the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such

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

         qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate (Section 3.4);

              (L) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Indenture Trust Estate (Sections 3.5 and 3.7(c));

              (M) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Indenture Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.6 and 3.9);

              (N) the identification to the Indenture Trustee in an Officer's Certificate of any Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7(b));

              (O) the notification of the Indenture Trustee and the Rating Agencies of an Event of Servicing Termination under the Sale and Servicing Agreement and, if such Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.7(d));

              (P) the appointment of the Successor Servicer and preparation of the related servicing agreement (Section 3.7(e));

              (Q) the notification of the termination of the Servicer and appointment of the Successor Servicer (Section 3.7(f));

              (R) the preparation and obtaining of documents and instruments required for the consolidation or merger of the Issuer with another entity or the transfer by the Issuer of its properties or assets (Section 3.10);

              (S) the delivery of a letter for release (Section 3.11(b));

              (T) the duty to cause the Servicer to comply with Sections 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14 and 4.7 and Article VI of the Sale
         and Servicing Agreement (Section 3.14);

              (U) upon the request of the Indenture Trustee, the execution and delivery of any instruments and the undertaking of any actions reasonably necessary to carry out more effectively the purpose of the Indenture (Section 3.17);

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

              (V) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by any party to the Sale and Servicing Agreement (Section 3.19);

              (W) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinions of Counsel and the Independent Certificate relating thereto and the demand to the Indenture Trustee for execution of certain instruments (Section 4.1);

              (X) the monitoring of the Issuer's obligations as to the satisfaction, discharge and defeasance of the Notes and the preparation of an Officer's Certificate and the obtaining of an opinion of a nationally recognized firm of independent certified public accountants, a written certification thereof and the Opinions of Counsel relating thereto (Section 4.1);

              (Y) the demand to remit monies (Section 4.3);

              (Z) the preparation of an Officer's Certificate to the Indenture Trustee after the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under
         Section 5.1(iii) of the Indenture, its status and what action the Issuer is taking or proposes to take with respect thereto (Section 5.1);

              (AA) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default shall have occurred and be continuing (Section 5.4);

              (AB) the undertaking of actions set forth in Section 5.16 as requested by the Indenture Trustee (Section 5.16);

              (AC) the payment of indemnities to the Indenture Trustee (Section 6.7);

              (AD) the removal of the Indenture Trustee upon the occurrence of certain events, the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee, the appointment of a successor Indenture Trustee and, if necessary, the petition of a court of competent jurisdiction for the appointment of a successor Indenture Trustee (Section 6.8);

              (AE) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

              (AF) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies

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

         and the transmission of such summaries, as necessary, to the Noteholders (Section 7.3(a));

              (AG) the notification to the Indenture Trustee of the listing of the Notes on any stock exchange (Section 7.4);

              (AH) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5);

              (AI) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3);

              (AJ) the determination to execute and deliver new Notes conforming to any supplemental indenture (Section 9.6);

              (AK) the notice and deposit of money for prepayment of the Notes (Section 10.1);

              (AL) the notice to the Indenture Trustee and the duty to cause the Indenture Trustee to provide notification to Noteholders of prepayment of the Notes (Section 10.2);

              (AM) the preparation of all Officer's Certificates, Issuer Requests and Issuer Orders and the obtaining of Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a));

              (AN) the preparation of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b));

              (AO) the notification of the Rating Agencies pursuant to Section
         11.4 of the Indenture (Section 11.4);

              (AP) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6); and

              (AQ) the recording of the Indenture and payment of related expenses, if applicable (Section 11.15).

         (ii) The Administrator will:

              (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

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


              (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture and any other document executed in connection therewith (including the reasonable compensation, expenses and disbursements of its agents, experts, accountants and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith;

              (C) indemnify the Indenture Trustee and its officers, directors, employees, representatives and agents for, and to hold them harmless against, any and all expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind of nature regardless of their merit, incurred by it in connection with the administration of its trust and the performance of its duties under the Indenture, including the costs and expenses of defending itself against any claim or liabilities in connection with the exercise or performance of any of its powers or duties under the Indenture; and

              (D) indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and any of their respective officers, directors, employees and agents from and against any loss, liability or expense incurred by reason of (i) the Depositor's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes and the Certificates or (ii) any breach of the Depositor of any term, provision or covenant contained in the Sale and Servicing Agreement.

         Indemnification under this Section shall survive the resignation or removal of the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any such amount from others, such Person shall promptly repay such amounts to the Administrator, without interest.

         (b) Additional Duties. (i) In addition to the duties of the
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Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to Section 6 of this Agreement, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

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

         (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to a Certificateholder as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

         (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Issuer, the Depositor, or the Owner Trustee set forth in Section 5.5(a), (b), (c) and (d) and the penultimate sentence of
Section 5.5 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders.

         (iv) The Administrator will provide prior to [ ] a certificate of an Authorized Officer (or a letter from a firm of independent public accountants) in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Administrator shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

         (v) The Administrator shall perform the duties of the Administrator specified in Section 9.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee and any other duties expressly required to be performed by the Administrator pursuant to the Trust Agreement.

         (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however,
                                                           --------  -------
that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         (c) Non-Ministerial Matters. (i) With respect to matters that in the
             -----------------------
reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

              (A) the amendment of or any supplement to the Indenture;

              (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables or Permitted Investments);

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


              (C) the amendment, change or modification of the Related
         Agreements;

              (D) the appointment of successor Note Registrars, successor Note Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Note Paying Agent or Indenture Trustee of its obligations under the Indenture; and

              (E) the removal of the Indenture Trustee.

         (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Indenture Trust Estate pursuant to Section 5.4 of the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

         3. Records. The Administrator shall maintain appropriate books of
            -------
account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

         4. Compensation. As compensation for the performance of the
            ------------
Administrator's obligations under this Agreement and, as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive a fee, for each Collection Period equal to one-twelfth of $10,000, which amount shall be solely an obligation of the Issuer, and shall be paid pursuant to
Section 8.2 of the Indenture.

         5. Additional Information To Be Furnished to the Issuer. The
            ----------------------------------------------------
Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

         6. Independence of the Administrator. For all purposes of this
            ---------------------------------
Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         7. No Joint Venture. Nothing contained in this Agreement (i) shall
            ----------------
constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         8. Other Activities of Administrator. Nothing herein shall prevent
            ---------------------------------
the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar

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

capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

         9. Term of Agreement; Resignation and Removal of Administrator. (a)
            -----------------------------------------------------------
This Agreement shall continue in force until the termination of the Issuer in accordance with Section 8.1 of the Trust Agreement, upon which event this Agreement shall automatically terminate.

         (b) Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Issuer and the Indenture Trustee with at least sixty (60) days' prior written notice.

         (c) Subject to Sections 9(e) and 9(f), the Issuer may remove the Administrator without cause (i) only to the extent permitted in Section 3.20 of the Indenture and (ii) by providing the Administrator (with a copy to the Indenture Trustee) with at least sixty (60) days' prior written notice.

         (d) Subject to Sections 9(e) and 9(f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator (with a copy to the Indenture Trustee) if any of the following events shall occur:

                  (i) the Administrator shall default in any material respect in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten
         (10) days (or, if such default cannot be cured in such time, such longer period acceptable to the Issuer);

                  (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                  (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

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

         (e) No resignation or removal of the Administrator pursuant to this
Section 9 shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. The Issuer shall provide written notice of any such resignation or removal to the Indenture Trustee, with a copy to the Rating Agencies.

         (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

         (g) Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign. The successor Servicer shall be the successor Administrator.

         10. Action upon Termination, Resignation or Removal. Promptly upon
             -----------------------------------------------
the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b),
(c) or (d), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 9(b), (c) or (d), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

         11. Notices. Any notice, report or other communication given
             -------
hereunder shall be in writing and addressed of follows:

         (a) if to the Issuer or the Owner Trustee, to:

                  WHOLE AUTO LOAN TRUST [          ]
                  c/o Owner Trustee
                  Attention: [                    ]
                  Telephone: [                    ]
                  Facsimile: [                    ]

         (b) if to the Administrator, to:

                  BEAR STEARNS INVESTMENT PRODUCTS INC.
                  Attention:  Secretary
                  Telephone:  [                    ]
                  Facsimile:  [                    ]

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

         (c) if to the Indenture Trustee, to:

                  [                    ]
                  Attention:  [                    ]
                  Telephone:  [                    ]
                  Facsimile:  [                    ]

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

         12. Amendments. This Agreement may be amended from time to time by a
             ----------
written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, as set forth in an Opinion of Counsel satisfactory to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Noteholders and Certificateholders which are required to consent to any such amendment, without the consent of the Noteholders of all the Notes Outstanding and Certificateholders of Certificates evidencing the Certificate Balance. Promptly after the execution of any such amendment, the Administrator shall furnish written notification of such amendment to each Rating Agency.

         13. Successors and Assigns. This Agreement may not be assigned by the
             ----------------------
Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the

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

terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         15. Headings. The Section headings hereof have been inserted for
             --------
convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         16. Counterparts. This Agreement may be executed in counterparts,
             ------------
each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

         17. Severability. Any provision of this Agreement that is prohibited
             ------------
or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         18. [Reserved.]
              --------

         19. Limitation of Liability of Owner Trustee and Indenture Trustee.
             ---------------------------------------------------------------
         (a) Notwithstanding anything contained herein to the contrary, this instrument has been signed on behalf of the Issuer by [ ] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [ ] in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [ ] not in its individual capacity but solely as Indenture Trustee and in no event shall [ ] in its individual capacity or any of its officers, directors, employees, representatives or agents have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         20. Third-Party Beneficiary. The Owner Trustee is a third-party
             -----------------------
beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it was a party hereto.

         21. Nonpetition Covenants. Notwithstanding any prior termination of
             ---------------------
this Agreement, neither the Administrator nor the Indenture Trustee shall, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         22. Rights of Indenture Trustee. The Indenture Trustee shall be
             ---------------------------
provided all of the rights, protections, immunities and indemnities afforded it under the Indenture.

         IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed and delivered as of the day and year first above written.

                      WHOLE AUTO LOAN TRUST [         ]


                      By:  [                    ],
                           not in its individual capacity but solely
                           as Owner Trustee


                           By:
                                ----------------------------------------------
                           Name:
                           Title:


                      [                ], not in its individual capacity but
                      solely as Indenture Trustee


                           By:
                                ----------------------------------------------
                           Name:
                           Title:


                      BEAR STEARNS INVESTMENT PRODUCTS INC., as Administrator


                            By:
                                ---------------------------------------------
                            Name:
                            Title:

                                  APPENDIX A

                             Definitions and Usage

     [Form of Appendix A attached to the Form of Indenture (Exhibit 4.3)]